                                  SSgA FUNDS

                         SUPPLEMENT DATED JUNE 17, 2005

                         TO THE SSgA INTERMEDIATE FUND
                       PROSPECTUS DATED DECEMBER 20, 2004

Effective immediately, the Annual Fund Operating Expenses of the SSgA Intermediate Fund are restated as follows, reflecting a reduction of the Management Fee to .30%:

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   Management Fee                                       .30%
   Distribution and Service (12b-1) Fees(1)             .17
   Other Expenses                                       .26
                                                       -----
   Less Contractual Management Fee Reimbursement(2)    (.13)
                                                       -----
   Total Annual Fund Operating Expenses                 .60%
                                                       -----

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

1 YEAR      3 YEARS      5 YEARS      10 YEARS
------      -------      -------      --------
$61         $220         $393         $894
===         ====         ====         ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

-------------------------
(1) The stated fee includes .09% for 12b-1 Distribution and .08% for 12b-1 Shareholder Servicing Fees.
(2) The Advisor has contractually agreed to reimburse the fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of .60% of average daily net assets on an annual basis until December 31, 2005.